WITHOUT PREJUDICE-FOR SETTLEMENT PURPOSES ONLY
                         PRIVILEGED PURSUANT TO FRE 408
                      AND ANY APPLICABLE STATE COUNTERPART


                              AGREEMENT AND RELEASE



                  AGREEMENT AND RELEASE (collectively, this "Agreement"), dated as of December 21, 1998, between MARK SHULMAN (the "Executive") and THE TALBOTS, INC., a Delaware corporation (the "Company").

                               W I T N E S S E T H


                  WHEREAS, the Executive and the Company heretofore have entered into an Employment Agreement dated as of October 27, 1997 (the "Employment Agreement"); and


                  WHEREAS, the Executive and the Company are parties to a Nonqualified Stock Option Agreement dated October 27, 1997, a Nonqualified Stock Option Agreement dated February 10, 1998, a Restricted Stock Agreement dated October 27, 1997, a Restricted Stock Agreement dated May 5, 1998, and an Escrow Agreement dated February 1, 1999 (the "Escrow Agreement"); and


                  WHEREAS, the Executive's employment with the Company has ended pursuant to paragraph 6(F) of the Employment Agreement, and the parties desire to memorialize the resolution of that employment.


                  NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and understandings set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:


                  1. The Employment Agreement and Resignation from Board of Directors. The Executive and the Company agree that the Employment Agreement shall be terminated as of the date referred to above and, except as provided in paragraph 15 thereof, shall have no further force or effect. The Executive hereby confirms that his term as a member of the Company's Board of Directors shall have ended as of the date hereof.


                  2. Separation Payment, Benefits, and 1993 Executive Stock Based Incentive Plan.

(A) Separation Payment. Provided the Executive does not exercise his right to revoke this Agreement as set forth in paragraph 10(P) hereof, and subject to the Executive's compliance with the terms of this Agreement, the Company shall pay to the Executive, in a lump sum, the gross amount of $1,400,000, less applicable federal, state and local tax withholdings. Such payment shall be made within ten
(10) days after the expiration of the revocation period. (B) Benefits. The Executive shall continue to receive, on the same terms and conditions as in effect immediately prior to the date hereof, the long-term disability insurance benefit provided to the Executive pursuant to paragraph 4(A) of the Employment Agreement and the medical insurance, dental insurance and the Company's Paid Life Insurance benefits provided to the Executive pursuant to paragraph 4(B) of the Employment Agreement from as of the date hereof until the earlier of: (1) December 21, 2000; or (2) such time as the Executive is eligible to be covered by a comparable program of a subsequent employer. The Executive agrees to cooperate with the Company and its designated representatives by providing whatever information is necessary for the Company to purchase insurance policies with respect to such benefits. The Executive also agrees to notify the Company promptly if and when he begins employment with another employer and if and when he becomes eligible to participate in any benefit plans, programs or arrangements of another employer. Upon termination of group health benefits under this paragraph, the Executive shall be entitled to continue such benefits pursuant to applicable law. (C) 1993 Executive Stock Based Incentive Plan. The Executive agrees that he shall no longer be eligible to receive any additional awards pursuant to the Company's Executive Stock Based Incentive Plan (the "Plan"). Except as provided below, the Executive also agrees that (1) the Executive shall not vest in the restricted stock awarded to the Executive pursuant to the Employment Agreement and the Restricted Stock Agreements between the Executive and the Company dated October 27, 1997 and May 5, 1998 respectively, that shall not have vested on or before December 21, 1998; and (2) the Executive shall not vest in the stock options awarded to the Executive pursuant to the Employment Agreement and the Nonqualified Stock Option Agreement between the Executive and the Company dated October 27, 1997 that shall not have vested on or before December 21, 1998. The Company agrees that, upon the expiration of the revocation period described in paragraph 10(P) hereof, the Executive shall vest in the 50,000 nonqualified stock options that were awarded to him pursuant to the Nonqualified Stock Option Agreement between the Executive and the Company dated February 10, 1998. The Executive agrees that the Executive's right to exercise any stock options heretofore awarded to him by the Company (1) which shall have vested on or before December 21, 1998; and (2) which shall vest pursuant to this Agreement shall expire on December 20, 2001. The Executive agrees that (1) the Company shall be deemed to have exercised its repurchase option with respect to the 6,000 shares of Restricted Stock which are the subject of the Escrow Agreement and shall pay the Executive the sum of $60 for such shares; (2) the Escrow Agreement is superseded by this Agreement and shall not have any further effect; and (3) the Company shall be deemed to have exercised its repurchase option with respect to the 28,000 shares of Restricted Stock which are the subject of the Restricted Stock Agreement dated May 5, 1998 referred to above, and shall pay the Executive the sum of $280 for such shares.

                  3. Taxes and Benefits Withholdings. Federal, state and local tax withholdings will be made from the payments and benefits provided for in this Agreement as may be required by law and/or in accordance with the Company's benefit plans. The Executive shall be solely responsible for the federal, state and local and other taxes normally paid by employees relating to these payments and benefits.


                  4. Release. In consideration of the payments and benefits provided for in this Agreement (which the Executive acknowledges contains elements that he would not be entitled to unless he executes this Agreement and does not thereafter revoke his signature), the Executive agrees on his own behalf and on behalf of his heirs, successors, agents, executors, administrators and assigns (collectively, the "Releasors") to release the Company and its present and former parent(s), subsidiaries, affiliates, divisions, branches, agencies and other offices and its and their respective present and former successors, assigns, officers, agents, representatives, affiliates, attorneys, fiduciaries, administrators, directors, stockholders and employees
(collectively, the "Releasees") from any and all liability to the Releasors arising from any and all acts including, but not limited to, those arising out of the Executive's employment relationship with the Releasees or under any contract, tort, federal, state or local fair employment practice or civil rights law including, but not limited to, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act of 1990, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, the Civil Rights Act of 1866, 42 U.S.C. ss. 1981, the Employee Retirement Income Security Act of 1974, the Family and Medical Leave Act of 1993, the Massachusetts Fair Employment Practices Act or any claim for physical or emotional distress or injuries, or any other duty or obligation of any kind or description up until the date of the Executive's execution of this Agreement. This release shall apply to all known, unknown, unsuspected and unanticipated claims, liens, injuries and damages, including, but not limited to, claims of employment discrimination or claims sounding in tort or contract. This release shall not apply to any claims the Executive may have relating to the Company's performance of its obligations under this Agreement.


                  5. Arbitration. Any dispute, controversy or claim between the parties hereto arising out of or relating to this Agreement either during or after the term thereof, shall be settled by arbitration conducted in the Commonwealth of Massachusetts, in accordance with the Commercial Rules of the American Arbitration Association then in force. The decision of the arbitrator or arbitrators conducting any such arbitration proceedings shall be in writing, shall set forth the basis therefor and such arbitrator's or arbitrators'
decision or award shall be final and binding upon the parties hereto. The parties hereto shall abide by all awards rendered in such arbitration proceedings, and all such awards may be enforced and executed upon in any court having jurisdiction over the party against whom or which enforcement of such award is sought.


                  6. Enforceability and Severability. It is the intention of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies of each state and jurisdiction in which such enforcement is sought, but that the unenforceability (or the modification to conform with such laws or public policies) of any provisions hereof, shall not render unenforceable or impair the remainder of this Agreement. Accordingly, if any provision of this Agreement shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provisions and to alter the balance of this Agreement in order to render the same valid and enforceable to the fullest extent permissible. However, the illegality or unenforceability of any such provision shall have no effect on, and shall not impair the enforceability of the release language set forth in paragraph 4, provided that, if a court of competent jurisdiction in an action or proceeding to which the Executive is a party determines that the release language set forth in paragraph 4 is unenforceable in any respect, the Executive shall be required to pay to the Company the value of all amounts paid and benefits provided to him by the Company under this Agreement, net of taxes paid and not recoverable.


                  7. Assignment and Binding Effect. This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder. This Agreement and all of the provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto, and their successors (including successors by merger, consolidation or similar transactions), permitted assigns, executors, administrators, personal representatives, heirs and distributees.


                  8. Trade Secrets. The Executive shall not disclose, use, transfer or sell any confidential information or proprietary data of the Releasees so long as such information or data remains confidential and has not been disclosed or is not otherwise in the public domain, except as required by law or pursuant to legal process or in connection with an administrative proceeding before a governmental agency.


                  9. No Conflict. The Executive and the Company each hereby represents and warrants to the other that the execution, delivery and performance of this Agreement by him or it (as the case may be) shall not violate any agreement or other obligation of any kind, written or oral, to which he or it (as the case may be) is subject.


                  10.      Miscellaneous.

(A) Notices. All notices hereunder shall be given in writing by personal delivery (which shall include delivery by overnight couriers such as Federal Express), telex, telecopy or prepaid registered or certified mail, return receipt requested, to the addresses of the proper parties as set forth below:

                           TO THE EXECUTIVE:
                                    MARK SHULMAN
                                    9 Sanderson Lane
                                    Weston, MA  02193

                           TO THE COMPANY:
                                    The Talbots, Inc.
                                    175 Beal Street
                                    Hingham, Massachusetts  02043
                   Attn: Senior Vice-President/Human Resources

Any notice given as aforesaid shall be deemed received upon actual delivery. Any party hereto (or any person designated to receive a copy of any notice) may change his or its (as the case may be) designated address by notice served as herein set forth upon the other party designated to receive notice. (B) Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be wholly performed in that state without regard to its conflicts of laws provisions. (C) Headings. The paragraph headings contained in this Agreement are for convenience of reference only and are not intended to determine, limit or describe the scope or intent of any provision of this Agreement. (D) Number and Gender. Whenever in this Agreement the singular is used, it shall include the plural if the context so requires, and whenever the masculine gender is used in this Agreement, it shall be construed as if the masculine, feminine or neuter gender, respectively, has been used where the context so dictates, with the rest of the sentence being construed as if the grammatical and terminological changes thereby rendered necessary have been made. (E) Entire Agreement. Except as provided for in paragraph 1 hereof, this Agreement contains the entire understanding between and among the parties, and supersedes any and all prior or contemporaneous understandings and agreements, written or oral, including, but not limited to, the Employment Agreement, the Escrow Agreement, a Restricted Stock Agreement dated October 27, 1997, a Restricted Stock Agreement dated May 5, 1998, a Nonqualified Stock Option Agreement dated October 27, 1997, and a Nonqualified Stock Option Agreement dated February 10, 1998, provided, however, that paragraphs 2, 4 and 9 through 13 of the October 27, 1997 Nonqualified Stock Option Agreement and paragraphs 3, 5 and 10 through 15 of the February 10, 1998 Nonqualified Stock Option Agreement shall remain in full force and effect. In the event of any conflict between the terms of the nonqualified stock option agreements referred to above and this Agreement, this Agreement shall control.
(F) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but both of which taken together shall constitute one instrument. (G)

                  Amendments. This Agreement may not be amended except by a writing executed by the party against whom or which such amendment is to be enforced. (H) Waiver. The failure of the Executive or the Company to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
(I) Non-Disparagement. The Executive agrees not to make, or cause to be made, any written or oral statements about the Releasees that may disparage, criticize or in any way injure the Releasees. The Executive acknowledges his understanding that it is the Company's general policy to respond to inquiries concerning the Company's former employees by confirming only their dates of employment and positions held. The Executive has requested that the Company's President and Senior Vice-President/Human Resources provide additional information about the Executive and his employment with the Company to prospective employers of the Executive and to executive search firms (collectively, "Prospective Employers"), and the Company has agreed to accommodate the Executive's request. The Executive agrees that he shall not have and shall not assert any claim against the Releasees as a result of (1) the Company's furnishing any such information; and/or (2) a Prospective Employer's failure to hire or taking other adverse action with respect to the Executive after receiving such information. (J) Covenant Not to Sue. The Executive represents and agrees that: (a) he has not filed any lawsuits against the Releasees in any court whatsoever; (b) he has not filed or caused to be filed any charges or complaints against the Releasees with any municipal, state or federal agency charged with the enforcement of any law;
(c) he has not filed or caused to be filed any proceeding with any self-regulatory organization; and (d) pursuant to and as part of the Executive's release of the Releasees herein, to the fullest extent permitted by law, the Executive shall not sue or file a charge, complaint, grievance or demand for arbitration in any forum or assist or otherwise participate in any claim, arbitration, suit, action, investigation or other proceeding of any kind that relates to any matter that involves the Releasees (i) except as provided below, that occurred up to and including the date of the Executive's execution of this Agreement; and (ii) with respect to the information to be provided by the Company pursuant to paragraph 10(I) above, that occurs at any time whether before or after the Executive's execution of this Agreement, the Executive expressly acknowledging that if not for the Executive's covenant hereunder, the Company would not agree to provide such information. The Executive further agrees that he will pay all costs and expenses incurred by the Releasees in defending against any such suit, charge or complaint initiated by the Executive including attorney's fees, and the Executive expressly waives any claim to any form of monetary or other damages, or any other form of recovery or relief in connection with any such action, or in connection with any action brought by a third party. Without limiting the foregoing waiver and release, the Executive further affirms that as of the date of this Agreement, he has no intention to bring any action or make any claim against the Releasees. (K) Legal Process and Litigation. The Executive agrees that, in the event that he is served with legal process or other request purporting to require him to testify, plead, respond or defend and/or produce documents at a legal proceeding, threatened proceeding, investigation or inquiry involving the Releasees, he will: (1) refuse to provide testimony or documents absent a subpoena, court order or similar process from a regulatory agency; (2) within three (3) business days or as soon thereafter as practical, provide oral notification to the Company's Senior Vice-President/Human Resources of his receipt of such process or request to testify or produce documents; and (3) provide to the Company's Senior Vice-President/Human Resources by overnight delivery service a copy of all legal papers and documents served upon him. The Executive further agrees that in the event he is served with such process, he will meet and confer with the Company's designee(s) in advance of giving such testimony or information. The Executive also agrees to cooperate fully with the Releasees in connection with any existing or future litigation against the Releasees, whether administrative, civil or criminal in nature, in which and to the extent the Releasees deem the Executive's cooperation necessary. The Company agrees to reimburse the Executive for the Executive's reasonable out-of-pocket expenses (including, without limitation, attorney's fees) incurred in connection with the performance of the Executive's obligations under this paragraph 10(K). The Company represents that, as of the date hereof, it is not aware of any matter that would be subject to the indemnification provisions set forth in paragraph 7 of the Employment Agreement if that matter were to become a "proceeding." (L) Confidentiality. The Executive agrees that to the maximum extent permitted by law, neither he nor anyone acting on his behalf will discuss or disclose the terms, contents or execution of this Agreement or the facts and circumstances underlying it, except in the following circumstances: (1) to his immediate family provided the person(s) to whom the information is to be disclosed are informed of this paragraph and agree to be bound by it; (2) to the extent necessary (a) to his accountant or bona fide tax advisors provided such persons agree in writing to be bound by this paragraph, (b) to taxing authorities, if requested by such authorities and so long as they are advised in writing of the confidential nature of the Agreement, or (c) to his legal counsel; (3) pursuant to subpoena or court order after notice as provided in paragraph 10(K) above; or (4) in a legal proceeding concerning the enforcement or interpretation of the provisions of this Agreement. The Company agrees that, upon the Executive's written request, it shall provide to the Executive a letter confirming that the Executive is not restricted by a non-competition agreement with the Company. (M) No Violations of Law. This Agreement may not be cited as, and does not constitute an admission by the Releasees of any violation of any federal, state or local law or any duty whatsoever, whether based in statute, common law, or otherwise, and the Releasees expressly deny that any such violation has occurred as to the Executive or any other person. (N) Breach by the Executive. The Executive acknowledges and agrees that if he breaches any of his promises in this Agreement, for example, by filing or prosecuting a lawsuit or charge based on claims that he has released, or if any representation made by him in this Agreement was false when made, or if he breaches any of the provisions contained in paragraphs 8, 9, 10(I), 10(J), 10(K) or 10(L) of this Agreement, such conduct would cause great damage and injury to the Releasees and that such provisions provide a material element of the Company's consideration for and inducement to enter into this Agreement. Accordingly, it is expressly understood and agreed that if there is a breach by the Executive (1) the Company may cease provision of any payments and benefits not already provided hereunder; (2) the Executive must immediately repay to the Company the value of all payments and benefits previously received by him under this Agreement as liquidated damages, it being agreed that the Releasees' monetary damages in the event of such breach would be difficult to calculate and that this amount represents a fair approximation of such damages; and (3) if the Executive breaches paragraph 10(J) of this Agreement, his repayment to the Company of the payments and benefits referred to in item "(2)" above shall be a condition precedent to his right to maintain any suit, charge, complaint, grievance or demand for arbitration against Releasees. The parties further agree that the Releasees may, in addition to these liquidated damages and in addition to pursuing any other remedies that they may have in law or in equity, obtain an injunction against the Executive from any court having jurisdiction over this matter, restraining any further violations of this Agreement. (O) Agreement Not Admissible. The terms of this Agreement, including all facts, circumstances, statements and documents relating thereto, shall not be admissible or submitted as evidence in any litigation in any forum for any purpose, other than to secure enforcement of the terms and conditions of this Agreement. (P) Right to Counsel and Effective Date. The Executive hereby acknowledges that he has up to twenty-one (21) days from the date he receives this Agreement within which to consider its terms, and that he has been advised that during such period he should consult an attorney regarding its terms. The Executive further acknowledges that his signature below indicates that he is entering into this Agreement freely, knowingly and voluntarily with a full understanding of its terms. Further, the terms of this Agreement shall not become effective or enforceable until seven (7) days following the date of its execution by the Executive, during which time he may revoke the Agreement by so notifying the Company in writing.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.


        Read carefully. This Agreement has important legal consequences.


MARK SHULMAN                       THE TALBOTS, INC.



/s/ Mark Shulman                       By: /s/ Arnold B. Zetcher
-------------------                    -------------------------
  Mark Shulman                         Name: Arnold B. Zetcher
                                       Title:

3/24/99                                     4/5/99
Date                                        Date